SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)




         Delaware                          1-13461               76-0506313
------------------------------     ----------------------     ----------------
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
  incorporation or organization)                             Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               --------------------------------------------------
               (Registrant's telephone number including area code)



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Item 7.  Financial Statements and Exhibits


     (c) Exhibits

           99.1 Press Release of Group 1 Automotive, Inc. dated as of October 30, 2003 reporting on financial results.


Item 12.  Results of Operations and Financial Condition

         On October 30, 2003, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the third quarter and nine months ended September 30, 2003. On October 30, 2003, the Company issued a press release relating to such financial results.

         As provided in General Instructions B.6 of Form 8-K, the information in this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  Group 1 Automotive, Inc.



  October 30, 2003                 By:      /s/ Scott L. Thompson
--------------------                  ---------------------------
       Date Scott L. Thompson, Executive Vice President, Chief Financial Officer and Treasurer



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                                INDEX TO EXHIBITS





Exhibit No.             Description

    99.1 Press Release of Group 1 Automotive, Inc. dated as of October 30, 2003 reporting on financial results.